UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sharecare, Inc.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903
Sharecare, Inc.
Annual Meeting of Stockholders
Thursday, June 13, 2024 10:00 AM, Eastern Time
Annual Meeting to be held live via the internet—please visit www.proxydocs.com/SHCR for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/SHCR
For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/SHCR
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 3, 2024.
SEE REVERSE FOR FULL AGENDA
Scan QR for digital voting
Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 13, 2024 For Stockholders of record as of April 16, 2024
To order paper materials, use one of the following methods.
Internet: www.investorelections.com/SHCR
Call:
1-866-648-8133
Email: paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Your control number
Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
Sharecare, Inc. Annual Meeting of Stockholders
PROPOSAL
1. Elect the three Class III nominees named in the accompanying Proxy Statement as Class III directors for a term expiring at the 2027 Annual Meeting of Stockholders.
1.01 Jeff Arnold 1.02 John Chadwick 1.03 Rajeev Ronanki
2. To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio in the range of 1-for-5 to 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our Board of Directors, in its discretion, following stockholder approval (if obtained), but no later than the first anniversary of the Annual Meeting, and a reduction in the authorized shares of our common stock.
3. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
NOTE: Consider such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.